UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 8, 2007

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Fifth Supplemental Indenture

On March 8, 2007, Asbury Automotive Group, Inc. (the “Company”) announced that it had received the requisite consents in connection with its previously announced tender offer and related consent solicitation for its outstanding 9% Senior Subordinated Notes Due 2012 (the “9% Notes”). The Company entered into a Fifth Supplemental Indenture (the “Supplemental Indenture”), dated as of March 8, 2007, with The Bank of New York, as trustee (the “Trustee”), which supplements the Indenture, dated as of June 5, 2002 (as supplemented, the “Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee, governing the 9% Notes.  The Indenture was originally filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 4.2 to the Company’s Form S-4 on June 27, 2002, the First Supplemental Indenture was filed with the SEC as Exhibit 4.3 to the Company’s Form 10-K on March 25, 2003, the Second Supplemental Indenture was filed with the SEC as Exhibit 4.6 to the Company’s Form 10-K on March 15, 2003, the Third Supplemental Indenture was filed with the SEC as Exhibit 4.7 to the Company’s Form 10-K on March 15, 2003, and the Fourth Supplemental Indenture was filed as Exhibit 4.1 to the Company’s Form 10-Q on October 9, 2005.

The Supplemental Indenture effects the proposed amendments to the Indenture as described in the Offer to Purchase and Consent Solicitation Statement, dated as of February 26, 2007. The proposed amendments will become operative only when all validly tendered 9% Notes are accepted for payment by the Company pursuant to the terms of the tender offer. The tender offer is scheduled to expire on March 23, 2007 and is subject to certain conditions described in the Offer to Purchase and Consent Solicitation Statement, including the consummation by the Company of financing on terms and conditions satisfactory to the Company and resulting in the receipt by the Company of gross proceeds of not less than the principal amount of the 9% Notes outstanding.

This description of the Fifth Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Fifth Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.1.

Third Amendment to Credit Agreement

On March 23, 2005, the Company and certain of its subsidiaries entered into a three-year credit agreement, which includes a revolving credit facility and a floor plan facility (the “Credit Agreement”) with the lenders listed therein, JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent, Bank of America, NA, as syndication agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint bookrunners and co-lead arrangers, which Credit Agreement was amended on March 1, 2006 and August 1, 2006. The Credit Agreement was filed with the SEC as Exhibit 10.1 to the Company’s Form 8-K on March 24, 2005, the First Amendment thereto was filed with the SEC as Exhibit 10.1 to the Company’s Form 8-K on March 7, 2006 and the Second Amendment was filed with the SEC as Exhibit 10.1 to the Company’s Form 8-K on August 7, 2006.

On March 8, 2007, the Company and certain of its subsidiaries entered into the Third Amendment to Credit Agreement (the “Amendment”). The Amendment provides for additions and modifications to the definitions of certain terms relating to the restrictions on the Company’s ability to use cash and incur indebtedness.

     This description of the Amendment is not complete and is qualified in its entirety by the actual terms of the agreement, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 8.01 Other Events

Pricing Terms of Tender Offer for 9% Notes

On March 8, 2007, the Company announced the pricing terms for the previously announced tender offer relating to the 9% Notes.  A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Offering of 7.625% Senior Subordinated Notes due 2017 and 3.00% Senior Subordinated Convertible Notes due 2012

On March 12, 2007, the Company issued a press release announcing that it intends to raise, subject to market and other conditions, approximately $250 million through concurrent offerings of $150 million principal amount of senior subordinated notes due 2017 and $100 million principal amount of senior subordinated convertible notes due 2012.  A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference herein.

In addition, the Company announced the pricing of its private offering of $150 million principal amount of 7.625% Senior Subordinated Notes due 2017 (the “Senior Subordinated Notes”) and $100 million principal amount of 3.00% Senior Subordinated Convertible Notes due 2012 (the “Convertible Notes”).  The offerings of the Senior Subordinated Notes and the Convertible Notes are scheduled to close, subject to the satisfaction of customary closing conditions, on March 26, 2007, and March 16, 2007, respectively.  A copy of the press release is attached as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit No.	Description
4.1	Fifth Supplemental Indenture, dated as of March 8, 2007, between Asbury Automotive Group, Inc. and The Bank of New York, as Trustee, related to the 9% Senior Subordinated Notes due 2012.
10.1

Third Amendment to Credit Agreement, dated as of March 8, 2007, among Asbury Automotive Group, Inc., the subsidiaries listed therein, the Lenders listed therein and JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent and Bank of America, N.A., as syndication agent.

99.1	Press Release dated March 8, 2007.
99.2	Press Release dated March 12, 2007.
99.3	Press Release dated March 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: March 13, 2007	By:	/s/ Kenneth B. Gilman
		Name:	Kenneth B. Gilman
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Fifth Supplemental Indenture, dated as of March 8, 2007, between Asbury Automotive Group, Inc. and The Bank of New York, as Trustee, related to the 9% Senior Subordinated Notes due 2012.
10.1

Third Amendment to Credit Agreement, dated as of March 8, 2007, among Asbury Automotive Group, Inc., the subsidiaries listed therein, the Lenders listed therein and JPMorgan Chase Bank, N.A., as administrative agent and floor plan agent and Bank of America, N.A., as syndication agent.

99.1	Press Release dated March 8, 2007.
99.2	Press Release dated March 12, 2007.
99.3	Press Release dated March 12, 2007.